UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2009

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2009 Short-Term Incentive Plan

Effective as of March 25, 2009, the Board of Directors adopted the 2009 Short-Term Incentive Plan and designated target awards (calculated as a percentage of base salary) for each of Wm. Britton Greene, President and Chief Executive Officer; William S. McCalmont, Executive Vice President and Chief Financial Officer; Christine M. Marx, General Counsel and Corporate Secretary; and Stephen W. Solomon, Senior Vice President and Treasurer. The target award percentages are 100% for Mr. Greene, 75% for Mr. McCalmont, 65% for Ms. Marx and 50% for Mr. Solomon. The possible payouts under the Plan range from 0% to 100% of these target awards based upon achievement of the Company’s performance goals. The Committee, in its discretion, may pay more than 100% for exceptional performance.

For the 2009 plan, the Compensation Committee established performance goals based on four components of Company performance:

(1) Maintain strong liquidity position consistent with the 2009 Business Plan;
(2) Position WestBay to be available for commercial and industrial customers and partners;
(3) Execute at least one agreement that will promote economic development in WestBay; and
(4) Create and implement a business plan for JOE’s current mitigation banks.

The Committee will have complete discretion over the weighting and determination of relative achievement of the goals based on the Committee’s qualitative assessment of Company performance for 2009. During the first quarter of 2010, the Committee will determine the extent to which the 2009 performance goals have been attained for purposes of calculating the actual awards under the Plan.

A copy of the 2009 Short-Term Incentive Plan is filed as Exhibit 10.1 hereto. The foregoing description of the 2009 Short-Term Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 2009 Short-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

March 31, 2009	By:	/s/ Christine M. Marx

Name: Christine M. Marx
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	2009 Short-Term Incentive Plan